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                                                                    Exhibit 10.6


SUBSCRIPTION AGREEMENT FOR FORTRESS INVESTMENT FUND LLC

Fortress Investment Fund LLC
c/o Fortress Investment Group LLC
1301 Avenue of the Americas
New York, New York 10019
Attn: Mr. Randal A. Nardone

Ladies and Gentlemen:


         The undersigned hereby subscribes for the percentage of membership interests (the "Membership Interests") in Fortress Investment Fund LLC, a Delaware limited liability company (the "Fund"), set forth on the signature page hereof for the Commitment amount set forth thereon (minimum subscription $10 million of Commitments, subject to the discretion of Fortress Fund MM LLC ("Managing Member") and the Fund to accept subscriptions for less $10 million of Commitments). Terms used but not defined herein have the same meanings ascribed thereto in the Confidential Private Placement Memorandum (as the same has been amended, supplemented or modified from time to time, the "Memorandum"), pursuant to which the Membership Interests of the Fund are being offered. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Memorandum.

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         I. The undersigned hereby agrees that this subscription is and shall be revocable until accepted by the Fund. The undersigned has been furnished with and has carefully read the Memorandum. The undersigned is aware that:


         (a) The Fund has only recently been formed and has no financial or operating history.

         (b) The Fund reserves the unrestricted right to reject any subscription, in whole or in part, and no subscription will be binding unless and until accepted by the Fund. Subscriptions need not be accepted in the order received.

         (c) There are substantial risks incident to the purchase of Membership Interests, as summarized under "Certain Investment Considerations and Potential Conflicts of Interest" and in other portions of the Memorandum.

         (d) Managing Member will receive compensation in connection with the Fund irrespective of the success of the Fund's operations, and Affiliates of Managing Member may now be (and in the future may continue to be) engaged in businesses that are competitive with that of the Fund. The undersigned agrees and consents to these activities even though there may be conflicts of interest inherent in such activities and even though the undersigned will have no interest in such activities, subject to any restrictions with respect to such activities as set forth in the Memorandum.

         (e) No U.S. federal or state government or foreign agency has passed upon or endorsed the Membership Interests or made any finding or determination as to the fairness of this investment.

         (f) The discussion of the tax consequences arising from an investment in the Fund set forth in the Memorandum is general in nature, and the tax consequences to the undersigned of an investment in the Fund may depend on its circumstances. Neither the Fund, Managing Member nor any their respective Affiliates or consultants, assumes any responsibility for the tax consequences to the undersigned of any investment in the Fund. The undersigned should consult its own tax advisors regarding such issues.


         (g) There can be no assurance that the Internal Revenue Code of 1986, as amended (the "Code") or the regulations thereunder will not be amended in such a manner as to materially and adversely affect the tax treatment of the Fund or its members. There can be no assurance that any applicable tax treaty or foreign tax law will not be amended or changed in such a manner is to deprive the holders of Membership Interest of some or all of the tax benefits they might now receive.


         (h) The undersigned is subscribing for, and upon acceptance by the Fund, will become obligated to purchase, all of the Membership Interests subscribed for as indicated on the undersigned's Signature Page attached hereto.

         (i) Each Subscriber must contribute its pro rata share, in accordance with its share of the total Commitments, of the total amount requested by Managing Member to be contributed on the date of the Initial Closing. The balance of the Commitments will be called for by Managing Member, upon 10 business days' prior written notice to all Subscribers who will be required to contribute additional portions of their Commitments, on an as needed basis within three years after the final Closing, except that after the termination of such three-year period


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Commitments may be called for by Managing Member for the limited purposes of (x)
paying Fund expenses, including principal and interest and other sums due pursuant to the Fund's financing facilities, (y) completing investments of the Fund in progress at the end of such three-year period and (z) effecting follow-on investments in existing Fund investments up to an aggregate of fifteen percent (15%) of total Commitments. All Subscribers acquiring Membership Interests after the Initial Closing will fund a pro rata portion of Commitments in their Closings on the basis of existing Fund investments valued at cost, plus expenses, and otherwise pro rata on the basis of capital then to be drawn with respect to identified, prospective Fund investments.


         (j) Should the undersigned default in its obligation to make any required contribution of any portion of its Commitments, the undersigned agrees that the Fund may exercise any remedy available to it at law or in equity. The undersigned agrees that, not in limitation of any of the Fund's remedies, interest will accrue on the portion of its Commitment which the undersigned fails to fund, at the prime rate plus 2% per annum, up to the highest rate permitted under law. The Fund shall also be entitled to reimbursement from the undersigned for any and all costs and expenses incurred by the Fund in collecting any portion of the Commitments the undersigned fails to fund when required from the undersigned including, without limitation, attorneys' fees and disbursements (to the extent allowed under applicable law). Additionally, in the event of such a default, the undersigned may be subject to the additional remedies set forth in the Memorandum, as more particularly described in the Limited Liability Company Operating Agreement of the Fund (the "Fund Agreement").


         (k) The undersigned must bear the economic risk of its investment in the Fund for an indefinite period of time since the Membership Interests have not been registered for sale under the Securities Act and, therefore, cannot be sold or otherwise transferred unless either they are subsequently registered under the Securities Act or an exemption from such registration is available, and the Membership Interests cannot be sold or otherwise transferred unless they are registered under applicable state securities or blue sky laws or an exemption from such registration is available. The Managing Member currently has no intention of registering Membership Interests, and will be under no obligation to do so now or in the future.

         (l) There is no established market for the Membership Interests, none is expected to develop and the undersigned bears the risk that no active trading market will develop. The Managing Member currently has no intention to facilitate the transfer of Membership Interests.

         (m) The undersigned's right to transfer the Membership Interests is restricted by the terms of the Fund Agreement.

         (n) If the undersigned is a resident in the State of New York, the undersigned acknowledges the following: (i) this offering of Membership Interests has not been reviewed by the Attorney General of the State of New York because of the offeror's representations that this is intended to be a non-public offering pursuant to Regulation D of the Securities Act, and that if all of the conditions and limitations of Regulation D of the Securities Act are not complied with, the offering will be resubmitted to the Attorney General for amended exemption. The undersigned understands that any offering literature used in connection with this offering has not been prefiled with the Attorney General and has not been reviewed by the Attorney General. The Membership Interests are being purchased for the undersigned's own account for investment, and not for distribution or resale to others. The undersigned agrees that it will only sell or otherwise transfer the Membership Interests in compliance with the Securities Act and other applicable laws and


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only (1) pursuant to Rule 144A under the Securities Act to an institutional investor that the holder reasonably believes is a qualified institutional buyer, within the meaning of Rule 144A ("QIB") purchasing for its own account or a QIB purchasing for the account of a QIB, whom the holder has informed, in each case, that the reoffer, resale, pledge, or other transfer is being made in reliance on Rule 144A, (2) in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act, (3) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), subject to (a) the receipt by the Fund of a letter substantially in the form of
Schedule 1 or Schedule 2 attached hereto or (b) the receipt by the Fund of an opinion of counsel acceptable to the Fund that such reoffer, resale, pledge or other transfer is in compliance with the Securities Act, or (4) to the Fund or its Affiliates. The undersigned represents that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity of this investment; (ii) the undersigned understands that all documents, records and books pertaining to this investment have been made available for inspection by the undersigned and the undersigned's attorney and/or accountant and/or offeree representative, and that the books and records of the Fund will be available on reasonably advance notice, for inspection by investors during reasonable hours at its principal place of business; and (iii) the undersigned understands that the Fund annually will provide financial statements, including a balance sheet and the related statements of income and retained earnings and changes in financial position, accompanied by a report of an independent public accountant stating that an audit of such financial statements has been made in accordance with generally accepted auditing standards, stating the opinion of the accountant in respect of the financial statements and the accounting principles and practice reflected therein and as to the consistency of the application of the accounting principles, and identifying any matters to which the accountant takes exception and stating, to the extent practicable, the effect of each such exception on such financial statements.


         (o) The undersigned hereby irrevocably constitutes and appoints the Managing Member (and any substitute or successor managing member(s) of the Fund) as its true and lawful attorney in its name, place and stead, (A) to receive and pay over to the Fund on behalf of the undersigned all funds received hereunder,
(B) to complete or correct, on behalf of the undersigned, all documents to be executed by the undersigned in connection with the undersigned's subscription for Membership Interests, including, without limitation, filling in or amending amounts, dates, and other pertinent information, and (C) as applicable, to execute, acknowledge, swear to and file (i) any counterparts of the Fund Agreement and amendments thereto to be entered into pursuant hereto and amendments to the Fund Agreement (as provided therein), (ii) any agreements or other documents relating to the obligations of the Fund, as limited and defined in the Fund Agreement, (iii) any certificates of limited liability company required by law and all amendments thereto, (iv) all certificates and other instruments necessary to qualify, or continue the qualification of, the Fund in the states where it may be doing business, (v) all assignments, conveyances or other instruments or documents necessary to effect the dissolution of the Fund and (vi) all other filings with agencies of the federal government, of any state or local government, or of any other jurisdiction, which the Managing Member considers necessary or desirable to carry out the purposes hereof, of the Partnership Agreement and the business of the Fund. This power of attorney shall be deemed coupled with an interest, shall be irrevocable and shall survive the transfer of the undersigned's Membership Interest.

         (p) The undersigned acknowledges and agrees that it is not entitled to cancel, terminate or revoke this subscription, the power of attorney granted hereby or any agreements of the undersigned hereunder, except as otherwise provided (i) herein, or (ii) under applicable law, and such subscription and agreements and power of attorney shall survive (x) changes in the transaction, documents and instruments described in the Memorandum which in the aggregate are not material or which are contemplated by the Memorandum and (y) the death, disability,


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incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of the undersigned; provided, however, that if the Fund shall not have accepted this subscription on or before the latest date on which the Managing Member accepts subscriptions for Membership Interests, this subscription, all agreements of the undersigned hereunder and the power of attorney granted hereby shall be canceled, and this Subscription Agreement will be returned to the Investor.


         II. The undersigned represents and warrants to Managing Member, its Affiliates and the Fund that (The following representations and warranties shall survive the closing date applicable to the undersigned and will be deemed to be reaffirmed by the undersigned at any time the undersigned makes an additional capital contribution to the Fund. The act of making such capital contributions will be evidence of such reaffirmation.):

         (1) The undersigned has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Membership Interests and an investment in the Fund, including the risks set forth under "Certain Investment Considerations and Potential Conflicts of Interest" in the Memorandum and the considerations described under "Certain Federal Income Tax Consequences" in the Memorandum. The undersigned has carefully read the Memorandum, including the exhibits thereto.


         (2) The undersigned has been furnished any materials relating to the Fund, the offering of the Membership Interests or anything set forth in the Memorandum that it has requested, including the Fund Agreement, trust declarations, operating agreements or other relevant governance documents of certain entities described in the Memorandum which are to be beneficially owned, directly or indirectly, by the Fund (collectively, the "Organizational Documents") and the management agreement and advisory agreement described in the Memorandum (collectively, the "Management Agreements"), and has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and obtain any additional information which the Fund or Managing Member possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of any representations or information set forth in the Memorandum.


         (3) Representatives of the Fund or Managing Member have answered all inquiries that the undersigned has made of them concerning the Fund or any other matters relating to the formation and proposed operation of the Fund and the offering and sale of the Membership Interests. No statement, printed material or inducement that is contrary to the information contained in the Memorandum has been given or made by or on behalf of the Fund or Managing Member to the undersigned. Other than as set forth in the Memorandum, the Organizational Documents and the Management Agreements, the undersigned is not relying on any other information, representation or warranty of the Fund. The undersigned has consulted to the extent deemed appropriate by the undersigned with the undersigned's own advisors as to the financial, tax, legal and related matters concerning an investment in Membership Interests and on that basis believes that an investment in the Membership Interests is suitable and appropriate for the undersigned. The undersigned understands that Skadden, Arps, Slate, Meagher & Flom LLP acts as counsel to the Fund and the Managing Member and no attorney client relationship exists with any other persons solely by virtue of such person making an investment.

         (4) The undersigned has not been furnished any offering literature other than the Memorandum, the documents attached as exhibits thereto and other materials that the Fund or Managing Member may have provided as contemplated in the Memorandum or at the request of the undersigned; and the undersigned has relied only on the information contained in the


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Memorandum and such exhibits and the information furnished or made available to the undersigned by the Fund or Managing Member as described in subparagraph (b) above.

         (5) The undersigned's ordinary business includes buying or selling shares and debentures (whether as principal or agent) or the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of investment in the Fund and of making an informed investment decision.

         (6) The undersigned has adequate means of providing for its current needs and possible future contingencies, and it has no need, and anticipates no need in the foreseeable future, to sell the Membership Interests for which it subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, it is able to hold the Membership Interests for an indefinite period of time and has sufficient net worth to sustain a loss of its entire investment in the Fund in the event such loss should occur.

         (7) The undersigned has no need for liquidity with respect to its investment in the Fund and will have sufficient liquid assets to purchase all of the Membership Interests subscribed for hereunder.

         (8) Except as otherwise indicated herein, the undersigned is the sole party in interest as to its investment in the Fund, and it is acquiring the Membership Interests solely for investment for its own account and has no present agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of its Membership Interests to any other person.

         (9) All of the representations and information provided in the undersigned's Confidential Investor Questionnaire, and any additional information that the undersigned has furnished to the Fund with respect to the undersigned's financial position are accurate and complete as of the date of this Subscription Agreement. If there should be any material adverse change in any such representations or information either prior or subsequent to the issuance of the Membership Interests to the undersigned, the undersigned will immediately furnish accurate and complete information concerning any such material change to the Fund and Managing Member. The undersigned shall furnish to the Fund any additional information that it or Managing Member may reasonably request.

         (10) The undersigned has not distributed the Memorandum to any other entities and no entities other than the undersigned have used the Memorandum.

         (11) The undersigned has not been organized or reorganized for the specific purpose of acquiring the Membership Interests. If the undersigned is a corporation, it has enclosed with this Subscription Agreement copies of its Articles of Incorporation, By-laws (or other organizational documents as may be applicable under the laws of the jurisdiction where it is organized) and the corporate resolution or other evidence of the due authorization of the individual executing the Signature Page so to act on behalf of the corporation, all of which have been certified by the Secretary or an Assistant Secretary of the corporation (or such other officer of the corporation as may be authorized under applicable law) as being true and correct copies thereof and in full force and effect. If the undersigned is a partnership, limited liability company or a trust, the undersigned has enclosed with this Subscription Agreement a copy of its Partnership Agreement or Operating Agreement (or other governing agreement) or a copy of its Declaration of Trust (or other governing instrument), as the case may be, together with evidence


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of the due authorization of the individual executing the Signature Page so to act on behalf of such partnership, limited liability company or trust, all of which have been certified by an appropriate officer or trustee of such Subscriber. All such documentation is complete, current and in effect as of the date hereof.

         (12) Except as previously disclosed to Managing Member and the Fund, no Affiliate of the undersigned has subscribed to purchase any Membership Interests.

         (13) The undersigned (i) is a QIB or an institutional accredited investor meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB, (ii) has not and will not solicit offers for, or offer or sell, the Membership Interests by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and has not and will not engage in any directed selling efforts (as defined in Rule 902 under the Securities Act) in the United States in connection with the Membership Interests, (iii) is not purchasing with a view to or for offer or sale in connection with any distribution that would be in violation of federal or state law and (iv) will solicit offers for the Membership Interests pursuant to Rule 144A, Section 4(2) of the Securities Act or Regulation S, as applicable, only from, and will offer, sell or deliver the Membership Interests only to, respectively, (A) persons in the United States whom it reasonably believes to be QIBs, (B) institutional accredited investors meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that are not QIBs or (C) non-U.S. persons outside the United States in reliance upon Regulation S under the Securities Act.

         III. The undersigned recognizes that the sale of Membership Interests to it will be based upon its representations and warranties set forth above, and the undersigned agrees on demand to indemnify and to hold harmless the Fund, Managing Member, its Affiliates and each officer, director, stockholder, employee, affiliate and/or partner of and of the foregoing, and their successors and assigns, from and against any and all loss, damage, liability or expense, including costs and attorneys' fees (to the extent allowed under applicable law), to which they may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the undersigned in this Subscription Agreement or in any other subscription document delivered herewith, any breach by the undersigned of warranties and/or any failure by the undersigned to fulfill any covenants or agreements set forth in this Subscription Agreement or in the other subscription documents or arising out of the sale or distribution of any Membership Interests by it in violation of the Securities Act or any applicable state securities or blue sky 1aws or the securities laws of any applicable jurisdiction. All representations, warranties and covenants and the indemnification contained in this Subscription Agreement and in the other subscription documents shall survive the acceptance of this subscription and issuance of the Membership Interests to the undersigned.


         IV. The undersigned certifies, under penalties of fraud, (i) that the U.S. taxpayer identification number, if any, shown on the Confidential Purchaser Questionnaire is true, correct and complete and (ii) that the undersigned, if and to the extent the undersigned is subject to taxation in the U.S., is not subject to backup withholding either because the undersigned has not been notified that it is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified the undersigned that it is no longer subject to backup withholding.
NOTE: If you have been notified by the IRS that you are subject to backup withholding of your taxable interest and dividends because you have under-reported interest or dividends and you have not received a notice from the IRS that backup withholding has terminated, you should strike the underlined portion of the preceding sentence.



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         V. The undersigned understands and agrees that the following restrictions and limitations are applicable to its purchase and any resale or other transfer it may make of the Membership Interests:

         (1) Transfer of the Membership Interests is subject to a purchase right held by the Fund as set forth in the Memorandum and the Fund Agreement which is triggered by a proposed transfer in ownership of Membership Interests, otherwise consented to by Managing Member, resulting in the assets of the Fund being deemed "plan assets" under ERISA or resulting in the Fund being subject to the Investment Company Act of 1940, as amended.

         (2) The Membership Interests may only be sold or otherwise transferred in compliance with the Securities Act and other applicable laws and only (1) pursuant to Rule 144A under the Securities Act to an institutional investor that the holder reasonably believes is a QIB purchasing for its own account or a QIB purchasing for the account of a QIB, whom the holder has informed, in each case, that the reoffer, resale, pledge, or other transfer is being made in reliance on Rule 144A, (2) in an offshore jurisdiction in accordance with Role 903 or 904 of Regulation S under the Securities Act, (3) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), subject to (a) the receipt by the Fund of a letter substantially in the form of
Schedule 1 or Schedule 2 attached hereto or (b) the receipt by the Fund of an opinion of counsel acceptable to the Fund that such reoffer, resale, pledge or other transfer is in compliance with the Securities Act, or (4) to the Fund or its Affiliates.

         (3) Each Member will be required, upon demand, to disclose to the Fund in writing such information with respect to direct and indirect ownership of the Membership Interests as the Fund deems necessary to comply with provisions of the Code applicable to the Fund or with the requirements of any other appropriate authority.

         (4) Although it is intended that the Membership Interests will be uncertificated, and no plan exists to cause such Membership Interests to be certificated, should the Membership Interests become certificated a legend in substantially the following form will be placed on any certificate(s) evidencing the Membership Interests:


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES OR BLUE SKY LAWS, NOR IS SUCH REGISTRATION CONTEMPLATED. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER HEREOF IS DEEMED TO REPRESENT TO FORTRESS INVESTMENT FUND LLC (THE "COMPANY") AND FORTRESS FUND MM LLC, THAT (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE ACT) UNDER SECTION 4(2) OF THE ACT OR (ii) IT IS AN "INSTITUTIONAL ACCREDITED INVESTOR" AS DEFINED IN RULE 501 OF REGULATION D PROMULGATED UNDER THE ACT MEETING THE REQUIREMENTS OF RULE 501(a)(1), (2), (3) OR (7) OR (iii) THAT IT IS A NON "U.S. PERSON" AS DEFINED IN REGULATION S, AS PROMULGATED UNDER THE ACT AND THAT IT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE ACCREDITED INVESTORS OR NON U.S. PERSONS; UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY

         CAPACITY) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH THE PUBLIC DISTRIBUTION HEREOF.

         SUCH SECURITIES MAY ONLY BE SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO (A) THE RECEIPT BY THE COMPANY OF A LETTER SUBSTANTIALLY IN THE FORM OF SCHEDULE 1 OR SCHEDULE 2 TO THE SUBSCRIPTION AGREEMENT OR (B) THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (4) TO THE COMPANY OR ITS AFFILIATES.

         IN ADDITION, THE COMPANY HAS RETAINED CERTAIN PURCHASE RIGHTS UPON ANY PROPOSED TRANSFER OF SUCH SECURITIES. A TRANSFER SHALL INCLUDE BUT NOT BE LIMITED TO: (1) ANY SALE OR ASSIGNMENT OF LIMITED PARTNER INTERESTS, AND (ii) ANY BUSINESS COMBINATION AMONG TWO OR MORE HOLDERS OF MEMBERSHIP INTERESTS SO AS TO CAUSE SUCH HOLDERS OF MEMBERSHIP INTERESTS TO BECOME ONE ENTITY OR AFFILIATED ENTITIES. FURTHERMORE, SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED AT ANY TIME IF SUCH TRANSFER WOULD CAUSE THERE TO BE MORE THAN ONE HUNDRED LIMITED PARTNER INTEREST HOLDERS OF SUCH SECURITIES OR WOULD CAUSE THE ASSETS OF THE COMPANY TO BE SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

         (5) Stop transfer instructions will be placed with respect to the Membership Interests so as to restrict resale, or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (d) of this Paragraph 5.

         (6) The legend described in subparagraph (d) of this Paragraph 5, and the stop transfer instructions described in subparagraph (e) of this Paragraph 5 will be placed with respect to any new certificate(s) or other document(s) issued upon presentment of certificate(s) or other document(s) for transfer.

         VI. The undersigned is delivering with this Subscription Agreement (i) a fully executed Signature Page and (ii) a completed Confidential Investor Questionnaire. The undersigned agrees to provide any additional documents and information the Managing Member reasonably requests.

         VII. The undersigned agrees to purchase up to the number of Membership Interests subscribed for as indicated on the Signature Page hereof in amounts and at times

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designated by the Fund in the manner and upon the terms and conditions set forth in the Memorandum.

         VIII. The undersigned agrees to fund any capital commitment required to be funded at the closing of its purchase of Membership Interests of the Fund (i) by wire transfer, in lawful money of the United States of America in federal or other immediately available funds (or by such other means as may be agreed upon by the Fund), to such bank account of the Fund as it shall designate by two days' prior notice to the undersigned for its credit no later than 10:00 a.m., New York City time, on such designated date or (ii) by delivery of a certified or bank check payable to the order of the Fund in lawful money of the United States of America and delivered to the Fund by 10:00 a.m., New York City time, on such designated date.

         IX. The undersigned understands that it may revoke its subscription by delivery of notice to the Fund prior to the acceptance of the undersigned's subscription by the Fund.

         X. The undersigned understands that this Subscription Agreement may not be assigned without the prior written consent of the Fund, which consent may be withheld for any reason or no reason within the sole discretion of the Fund.

         XI. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to such State's principles of conflicts of laws.

         XII. ANY CLAIM, CONTROVERSY, DISPUTE OR DEADLOCK ARISING UNDER THIS AGREEMENT (COLLECTIVELY, A "DISPUTE") SHALL BE SETTLED BY ARBITRATION ADMINISTERED UNDER THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA") IN NEW YORK, NEW YORK. ANY ARBITRATION AND AWARD OF THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL BE FINAL AND THE JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY STATE OR FEDERAL COURT HAVING JURISDICTION. NO PUNITIVE DAMAGES ARE TO BE AWARDED. ANY DISPUTE SHALL BE HEARD BY THREE ARBITRATORS OF WHICH EACH PARTY SHALL SELECT ONE WITHIN 10 DAYS OF THE DEMAND FOR ARBITRATION. THE TWO PARTY-APPOINTED ARBITRATORS SHALL SELECT A THIRD ARBITRATOR TO SERVE AS CHAIR OF THE TRIBUNAL WITHIN 10 DAYS OF THE SELECTION OF THE SECOND ARBITRATOR. IF ANY ARBITRATOR HAS NOT BEEN APPOINTED WITHIN THE TIME LIMITS SPECIFIED HEREIN, SUCH APPOINTMENT SHALL BE MADE BY THE AAA UPON THE WRITTEN REQUEST OF EITHER PARTY WITHIN 10 DAYS OF THE REQUEST.

         IN WITNESS WHEREOF, the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereon on the date therein indicated.

                               SIGNATURE PAGE FOR
                          FORTRESS INVESTMENT FUND LLC

                             SUBSCRIPTION AGREEMENT

     The undersigned, by executing this Signature Page, hereby swears to adopt and agrees to all terms, conditions, representations, warranties and covenants contained in the Subscription Agreement included in Subscription Documents.

     Membership Interests Subscribed for 18.88712% Membership Interests Aggregate Dollar Amount of Subscriber's Membership Interests
     Commitment: $100,000,000

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this document as of the 23 day of November 1999.

                                        Fortress Partners, L.P.
                                        _______________________________________
                                        (Please Type Name of Member)
                                        Fortress Investment Corp.

                                        By: /s/ Randal A. Nardone
                                           ____________________________________
                                                     Signature
                                        Randal A. Nardone
                                        _______________________________________
                                        (Please Type Name of Signatory)

                                        Title: Chief Operating Officer
                                               ________________________________

                                        Fortress Investment Group LLC

                                        By: /s/ Randal A. Nardone
                                            ___________________________________

                                            Randal A. Nardone
                                            Chief Operating Officer